Exhibit 10.6

LIMITED NOTICE TO PROCEED NO. 1

Date:

Via Signed PDF and Overnight Courier
Bechtel Energy Inc.
3000 Post Oak Boulevard Houston, Texas 77056 Attention: [***]

Re:    Limited Notice to Proceed

Pursuant to Section 5.2A of the Lump Sum Turnkey Agreement for the Engineering, Procurement and Construction of the Phase 1 Liquefaction Facility, dated as of November 10, 2017 (the “Agreement”), by and between Driftwood LNG LLC (“Owner”) and Bechtel Energy Inc. (f/k/a Bechtel Oil, Gas and Chemicals, Inc., “Contractor”), this letter shall serve as the Limited Notice to Proceed No. 1 (“LNTP No. 1”) from Owner to Contractor authorizing Contractor to proceed with the LNTP Work described in the attached Change Order Number 007 (CO-007) and authorized by this LNTP pursuant to the terms and conditions of the Agreement.

For and on behalf of
DRIFTWOOD LNG LLC

By:

[***]
[***]

By its signature hereto, the undersigned hereby acknowledges and accepts this Limited Notice to Proceed. For and on behalf of
BECHTEL ENERGY INC.

By:

[***]
[***]

cc:    Bechtel Energy Inc.
3000 Post Oak Boulevard Houston, Texas 77056 Attn: Manager of Legal

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Exhibit 10.6
CHANGE ORDER

PROJECT NAME: Driftwood LNG Phase 1 OWNER: Driftwood LNG LLC CONTRACTOR: Bechtel Energy Inc. DATE OF AGREEMENT: 10 November 2017	CHANGE ORDER NUMBER: CO-007 DATE OF CHANGE ORDER:

The Agreement between the Parties listed above is changed as follows:

Per Section 5.1 of the Phase 1 EPC Agreement, the Parties enter into this Change Order defining the LNTP No. 1 Work as detailed below:

I.OWNER RESPONSIBILITIES

Prior to commencement of the LNTP Work by Contractor, Owner shall comply with its relevant obligations defined in the Agreement, including Sections 4.2, 4.5, and 5.2A.

Contractor shall not be obligated to commence Work under this LNTP No. 1 until the following conditions have been met:

1)Owner has furnished to Contractor documentation which demonstrates that Owner has sufficient funds in an amount at least equal to [***] U.S. Dollars (U.S.$[***]) to fulfill its payment obligations, including all cancellation costs associated with this LNTP No. 1 Work, in connection with Contractor’s performance of the LNTP No. 1 Work, or that Owner has obtained financing from one or more Lenders to fulfill its payment obligations in connection with such LNTP No. 1 Work;

2)The Monthly Payment for Month 1 identified in Exhibit C has been received by Contractor in cleared funds;

3)Owner has obtained all Owner Permits that are necessary for performance of the LNTP No. 1 Work, or if Owner has not obtained all such Owner Permits at the commencement of LNTP No. 1 Work, by issuance of this LNTP No.1, Owner commits to obtain any such remaining Owner Permits in such time so as to not delay the performance of such LNTP No. 1 Work; and

4)Owner shall be in compliance with its other obligations set forth in Article 4 as necessary for the performance of the LNTP No. 1 Work.

A.Scope Modifications
None with respect to Owner Responsibilities.

B.Agreement Terms Modifications

None.

C.Commercial Impacts

None.

II.LNTP No. 1 WORK SCHEDULE

Subject to Section I above, Contractor will:

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Exhibit 10.6

(1)commence the LNTP No. 1 Work on April 4, 2022; and

(2)use reasonable efforts to complete the LNTP No. 1 Work by March 31, 2023.

A.Agreement Schedule Modifications

None.

B.Agreement Terms Modifications

None.

C.Commercial Impacts

None.

III.SCOPE OF THE LNTP No. 1

A.LNTP No. 1 Site

Pursuant to Section 4.5 of the Agreement, Owner has provided to Contractor in Exhibit A to this CO-007 (i) the legal description of the Site for the LNTP No. 1 Work (“LNTP Site”); and (ii) a survey of the LNTP Site showing the boundaries of the LNTP Site and one survey control point. Contractor has received and reviewed the provided legal description and survey of the LNTP Site and determined that Owner has satisfied such obligation and that no project specific layout requirements or adjustments are required for Contractor to perform Contractor’s LNTP No. 1 Work in accordance with the requirements of this CO-007. To the extent any existing above ground structures are shown in the survey, Contractor shall independently verify the locations of such existing structures.

B.LNTP No. 1 Site Access

For the purpose of the LNTP No. 1 Work and subject to the terms of the Agreement including Section 3.24, Owner shall, at LNTP No. 1 commencement as defined in Section II(1) above, provide Contractor with access to and care and custody of the LNTP Site, and such access shall be sufficient to permit Contractor to progress with construction on a continuous basis without material interruption or interference by others in accordance with Section 4.3A of the Agreement.

C.Scope of the LNTP No. 1 Work

The LNTP Work is defined in Exhibit B to this CO-007.

D.Agreement Terms Modifications

The Parties agree that Section 2.15(a) of Attachment 21 of the Phase 1 EPC Agreement is modified (blue text are additions and ~~red~~ text are deletions) as follows:

a)Provide expansion of (i) Burton Shipyard Road including all associated utilities, easements, etc. so as to provide access to the Site according to the indicative standard in Exhibit 21-1. Owner is responsible for the construction of Burton Shipyard Road from Highway 27 to approximately 3040 feet east of Global Drive intersection and (ii) Highway 27 including all associated utilities, easements, etc. so as to provide access to the Site according to the indicative standard in Exhibit 21-2.

180 Days after NTP or upon completion of Burton Shipyard Road, whichever is earlier, is considered as the “Road Improvement Period”. During the Road Improvement Period, Owner will ensure that two (2) lanes of traffic remain open for Contractors use of the portion of Burton Shipyard Road from

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Exhibit 10.6

Highway 27 to approximately 3040 feet east of Global Drive intersection to provide access to the Site according to the indicative standard in Exhibit 21-1. Owner may elect to commence the expansion of Burton Shipyard Road as described above during the LNTP No. 1. During the LNTP No. 1 period, Owner will not be required to maintain two lanes of traffic open for Contractor’s use. At the commencement of NTP, Owner will be required to restore two lanes for Contractor’s use as specified in the “Road Improvement Period” above

E.Commercial Impacts

None.

IV.INSURANCE

A.LNTP No.1 Insurance Requirements

From LNTP No. 1 commencement through completion of the LNTP No. 1 Work, Contractor shall maintain only those insurance coverages identified in Attachment 15 that are required for the LNTP Work subject to the following modifications:

(1)Clause 1.A.4: Excess Liability with a limit of Thirty Million US Dollars ($30M) per occurrence and in the aggregate;

(2)Clause 1.A.9: Builder’s Risk Insurance Sum Insured of One Hundred Fifty Million US Dollars ($150M) including a Windstorm/Water Damage sublimit of Twenty Five Million US Dollars ($25M);

(3)Clause 1.A.10: Builder’s Risk Delayed Startup Insurance will not be procured for this LNTP No. 1 Work;

(4)Clause 1.A.11: Marine Cargo insurance for the replacement value of each shipment on a C.I.F basis plus Ten percent (10%) with a maximum limit of Twenty Five Million US Dollars ($25M) per conveyance;

(5)Clause 1.A.12: Marine Cargo Delayed Startup Insurance will not be procured for this LNTP No. 1 Work;

(6)Clause 1.A.13: Marine General Liability with a minimum limit of Fifty Million US Dollars ($50M) per occurrence and in the aggregate; and

(7)Clause 1.A.14: Contractor’s Pollution Liability with a limit of Ten Million US Dollars ($10M) per occurrence and in the aggregate.

B.Agreement Terms Modifications

None, except as noted in Section IV.A above.

C.Commercial Impacts

None.

V.LNTP No. 1 PAYMENT SCHEDULE; TERMINATION

Subject to the terms of the Agreement (including Section 7.2(D)) as applicable for this LNTP No. 1, Owner shall pay Contractor the amounts specified in the table attached as Exhibit C no later than the fifth Business Day of the month in which the payment is due, except for the first payment which shall be paid before commencement of the LNTP Work as prescribed in Section I(2) herein.

Owner, in its sole discretion, may terminate the LNTP Work at any time after commencement of the LNTP Work,

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Exhibit 10.6

without cause, by providing at least thirty (30) Days’ prior written notice to the Contractor. As consideration for the right to terminate the LNTP Work, Owner shall, upon the effective date of termination, pay to Contractor the lump- sum demobilization fee as specified in Exhibit C (“Demobilization Fee”), which shall be deemed to cover all costs and expenditures of Contractor in completely demobilizing Construction Equipment and Contractor Group personnel from the LNTP Site; provided, that, if the LNTP Work terminates before the end of any month, the Demobilization Fee for the period from the beginning of such month to the effective date of termination shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. The Parties intend the Demobilization Fee to be liquidated damages constituting compensation, and not a penalty. The Parties acknowledge and agree that damages resulting from termination pursuant to this section would be impossible or very difficult to accurately estimate, and that the Demobilization Fee is a reasonable estimate of the anticipated or actual harm that may arise from such termination. Owner’s payment of the Demobilization Fee is the Contractor’s sole liability and entire obligation and the Contractor’s exclusive remedy for any termination by Owner under this paragraph.

In the event Owner fails to issue the NTP in accordance with Section 5.2B by March 23, 2023 (as may be extended by mutual agreement by the Parties), then Contractor shall have the right to terminate the LNTP Work by providing written notice of termination to Owner, to be effective upon receipt by Owner. In the event of such termination, Contractor shall have the rights (and Owner shall make the Demobilization Fee payment) under the terms and conditions provided for in the foregoing paragraph.

If Owner terminates the Agreement for convenience prior to the issuance of NTP, or if Contractor terminates this Agreement pursuant to Section 16.7 of the Agreement, Owner will pay Contractor termination cost in accordance with the amounts identified in Exhibit C.

Contractor shall credit Owner for all amounts paid for the LNTP Work by deducting the amounts actually paid under this LNTP from the EPC Contract Price in accordance with the table attached as Exhibit D to this CO-007.

	A. Agreement Payment Schedule Modifications
	None.
	B. Agreement Terms Modifications
	None.
	C. Commercial Impacts
	Refer to Exhibit C
VI.	CONTRACT PRICE MODIFICATIONS
	A. Scope Modifications
	None.
	B. Agreement Terms Modifications
	None.
	C. Commercial Impacts
	Adjustment to Contract Price The original Contract Price was USD	7,240,314,232	EUR 375,344,119
	Net change by previously authorized Change Orders (# CO-006) USD	128,689,967	EUR 6,485,900

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Exhibit 10.6
The Contract Price prior to this Change Order was ......................................USD 7,369,004,199    EUR 381,830,019

The Contract Price will be (~~increased~~) ~~(decreased)~~ unchanged
by this Change Order in the amount of .........................................................USD    0 EUR    0

The new Contract Price including this Change Order will be ......................USD 7,369,004,199 EUR 381,830,019

The Aggregate Provisional Sum prior to this Change Order was USD	487,552,956	EUR	0
The Aggregate Provisional Sum will be increased by this Change Order in the amount of USD	0	EUR	0
The new Aggregate Provisional Sum including this Change Order will be USD	487,552,956	EUR	0

Adjustments to dates in Project Schedule:
The following dates are modified: N/A
Adjustment to other Changed Criteria: N/A Adjustment to Payment Schedule: Yes. See Exhibit A Adjustment to Provisional Sums: N/A
Adjustment to Minimum Acceptance Criteria: N/A Adjustment to Performance Guarantees: N/A Adjustment to Design Basis: N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: [***] Contractor [***] Owner

[B]This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor ~~fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ [***]        /s/ [***]
Owner    Contractor

[***]    [***]
[***]    [***]

Date of Signing    Date of Signing

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